UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

INTEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 21, 2015.

INTEL CORPORATION

INTEL CORPORATION ATTN: INVESTOR RELATIONS 2200 MISSION COLLEGE BLVD. SANTA CLARA, CA 95054

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 23, 2015
Date: May 21, 2015 Time: 8:30 a.m., PT
Location: Intel Corporation
Building SC-12 3600 Juliette Lane Santa Clara, CA 95054 Via the Internet at www.intc.com
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2015 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

A. Proposals—The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2-5.

1.	Election of Directors

2.      Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for 2015

3.      Advisory vote to approve executive compensation

4.      Approval of amendment and extension of the 2006 Equity Incentive Plan

5.      Approval of extension of the 2006 Stock Purchase Plan

The Board of Directors recommends a vote AGAINST Proposals 6-8.

6.      Stockholder proposal entitled “Holy Land Principles”

7.      Stockholder proposal on whether the Chairman of the Board should be an independent director

8.      Stockholder proposal on whether to adopt an alternative vote counting standard

Nominees:

	1a.	Charlene Barshefsky
	1b.	Aneel Bhusri
	1c.	Andy D. Bryant
	1d.	Susan L. Decker
	1e.	John J. Donahoe
	1f.	Reed E. Hundt
	1g.	Brian M. Krzanich
	1h.	James D. Plummer
	1i.	David S. Pottruck
	1j.	Frank D. Yeary
	1k.	David B. Yoffie

May 21: Annual Stockholders’ Meeting

Get ready for proxy vote

Investor Relations

April 2, 2015

This week Intel published its 2014 Annual Report and 2015 Proxy Statement in preparation for the company’s Annual Stockholders’ Meeting. This year’s meeting will be held May 21 at 8:30 a.m. (Pacific) at Intel Corporation, Building SC-12, Santa Clara, Calif.

Attendance via webcast encouraged

You will be able to attend the meeting via webcast at www.intc.com. Limited seating will be available in SC-12 to accommodate nonemployee stockholders who don’t have access to the webcast.

Summary of proxy proposals

All Intel stockholders, including Intel employees who own shares of stock, have the right to vote on proposals outlined in the proxy before the stockholders’ meeting. The proxy asks stockholders to vote on the following proposals:

1.	Elect the 11 nominees to the Board of Directors

2.	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2015

3.	Advisory vote to approve executive compensation

4.	Approve the amendment and extension of the 2006 Equity Incentive Plan

5.	Approve the extension of the 2006 Stock Purchase Plan

6.	Stockholder proposal entitled “Holy Land Principles”

7.	Stockholder proposal on whether the Chairman of the Board should be an independent director

8.	Stockholder proposal on whether to adopt an alternative vote counting standard

Story Highlights

•	The 2015 Annual Stockholders’ Meeting will be held May 21 at 8:30 a.m. in Santa Clara.

•	Employees are encouraged to attend via webcast.

•	Voting information and the 2015 Proxy Statement will be sent to you from Broadridge.

Related Links

•	Intel Investor Relations

More Information

Companies hold formal annual meetings of stockholders to elect directors and to vote on other items on the agenda. A proxy statement describes the proposals presented to the stockholders for their vote, and includes information on how to vote.

Intel has approximately three million stockholders. Only a few hundred actually attend the meeting in person. Most stockholders vote on the

The company is recommending a vote FOR all the nominees listed, FOR proposals two to five, and AGAINST proposals six to eight. Please refer to the proxy materials for more detailed explanation of these proposals.

Understanding the voting process

Starting on April 2, you will receive voting information along with the 2015 Proxy Statement from Broadridge, Intel’s proxy mailing agent. The proxy statement, annual report, and voting information will be delivered either via email or by U.S. mail, according to your instructions. The information will explain the steps required to submit votes and the voting deadlines. You may receive multiple sets of voting information if you hold Intel stock in multiple accounts, so votes should be submitted for each set of voting information received.

Questions?

If you have any questions about submitting your vote or viewing the online versions of the Annual Report and Proxy Statement, email Electronic Delivery or contact Intel Investor Relations.

proposals beforehand through the proxy statement. For each share of stock owned, stockholders get:

•	One vote for each of the directors being elected. There are 11 directors nominated in 2015, so you get 11 votes, one for each director nominee; and

•	One vote on each of the other proposals on the agenda.

April 2, 2015

Vote now on Intel’s Annual Stockholders’ Meeting proposals

Critical voting deadlines: May 18 and May 20

You have received this message on behalf of Intel Corporation from Broadridge, Intel’s proxy mailing agent. Each email you receive contains a unique control number to vote, so if you receive more than one email, do not delete any.

2015 Annual Stockholders’ Meeting Notice

Intel’s 2015 Annual Stockholders’ Meeting will be held Thursday, May 21 at 8:30 a.m. (Pacific) at Intel Corporation, Building SC-12, in Santa Clara, Calif. We encourage Intel employees to participate through the live webcast at www.intc.com due to the limited seating available and the need to reserve seats for non-employee stockholders. The meeting agenda includes the annual election of directors, ratification of the selection of the independent registered public accounting firm, advisory vote to approve executive compensation, approval of amendment and extension of the 2006 Equity Incentive Plan, approval of extension of the 2006 Stock Purchase Plan, stockholder proposal entitled “Holy Land Principles,” stockholder proposal on whether the Chairman of the Board should be an independent director, and stockholder proposal on whether to adopt an alternative vote counting standard.

This notice provides voting instructions and deadlines to vote the shares of Intel stock you may hold in your:

•	Intel stock account at UBS

•	401(k) Savings Plan and Free Stock investments in the Intel Stock Fund through Fidelity Investments (U.S. only)

•	Direct Stock Purchase and Dividend Reinvestment Plan accounts

•	Name with Computershare (i.e., stock certificates that you hold)

Voting Recommendations

Intel’s Board of Directors recommends that you vote as follows:

✓	FOR: Election of the director nominees

✓	FOR: Ratification of the selection of the independent registered public accounting firm

✓	FOR: Advisory vote to approve executive compensation

✓	FOR: Approval of amendment and extension of the 2006 Equity Incentive Plan

✓	FOR: Approval of extension of the 2006 Stock Purchase Plan

X	AGAINST: Stockholder proposal entitled “Holy Land Principles”

X	AGAINST: Stockholder proposal on whether the Chairman of the Board should be an independent director

X	AGAINST: Stockholder proposal on whether to adopt an alternative vote counting standard

Please refer to the 2015 Proxy Statement for detailed information on each of the proposals and the Annual Stockholders’ Meeting.

Voting instructions

Visit Proxy Login to vote and follow the instructions. To vote, you will need your 12 Digit Control Number noted below:

Control Number:	012345678901

Critical voting deadlines

•	If you participate in the Intel Stock Fund through the 401(k) Savings Plan (U.S. only), you must submit your vote by 11:59 p.m. (Eastern) on May 18, 2015 to allow Fidelity Investments time to receive your voting instructions and vote on behalf of the plan. Fidelity Investments has designated Broadridge, Intel’s proxy mailing agent, to collect and tally the votes for the plan shares and vote on behalf of the plan. Broadridge will keep your vote confidential—only total results will be reported at the Annual Stockholders’ Meeting or to Intel.

•	The deadline to vote your shares in all other accounts is 11:59 p.m. (Eastern) on May 20, 2015. If you hold shares in your Intel stock account at UBS, UBS and its designee will keep your beneficial ownership information as well as your voting instructions confidential, and only total voting results will be reported at the Annual Stockholders’ Meeting.

For more information

•	View the Annual Stockholders’ Meeting via live Webcast and submit questions by following the instructions on the site. The Webcast can also be replayed until December 26, 2015.

•	View Intel’s 2014 Annual Report.

Questions?

If you have any questions about submitting your vote or viewing the online versions of the Annual Report and Proxy Statement, e-mail Electronic Delivery or contact Intel Investor Relations at investor.relations@intel.com.

Intel Corporation

2015 Annual Stockholders’ Meeting

May 21, 2015 at 8:30 a.m. Pacific Time

Building SC-12

3600 Juliette Lane

Santa Clara, CA 95054

Proxy Login Details:

Control Number: 0123456789012345

We are pleased to deliver your proxy statement and annual report via email and provide you with the opportunity to vote online. The proxy statement and annual report are now available, and you can now vote your shares for the 2015 Annual Stockholders’ Meeting.

To view Intel’s annual meeting materials, access the following links: proxy statement and annual report.

To cast your vote, please visit www.proxyvote.com and follow the on-screen instructions. You will be prompted to enter your 16 Digit Control Number provided above in this email to access this voting site. Note that votes submitted through this site must be received by 11:59 p.m. Eastern Time on May 20, 2015.

Intel will also be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.intc.com and be sure to have your 16 Digit Control Number to enter the meeting.

In conjunction with our meeting, we are also hosting a Stockholder Forum located through www.proxyvote.com or www.intc.com. This forum allows validated stockholders to submit questions ahead of the annual meeting and change delivery preference.

Thank you for viewing the 2015 Intel Corporation annual meeting materials and for submitting your very important vote.